Filed pursuant to Rule 497(a)(1) File No. 333-180084 Rule 482 ad

PennantPark Floating Rate Capital Ltd. Announces Public Offering

NEW YORK, NY--(Marketwire - March 20, 2013) - PennantPark Floating Rate Capital Ltd. (the "Company") (NASDAQ: PFLT) announced that it plans to make a public offering of 3,000,000 shares of its common stock. The Company also has granted the underwriters an option to purchase up to an additional 450,000 shares of common stock to cover over-allotments, if any. The offering price of the shares, subject to the approval of the Company's Board of Directors, will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company's shelf registration statement, which was filed with, and has been declared effective by, the Securities and Exchange Commission.

The Company expects to use the net proceeds to reduce outstanding indebtedness, to fund investments in accordance with its investment objectives, or for general corporate or strategic purposes.

Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Keefe, Bruyette & Woods, Inc. are acting as joint bookrunning underwriters.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 20, 2013 and the accompanying prospectus dated July 26, 2012, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone: (866) 718-1649 or by emailing prospectus@morganstanley.com; J.P. Morgan Securities LLC,. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling toll-free (866) 803-9204; or Keefe, Bruyette & Woods, Inc., Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by calling toll-free (800) 966-1559.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made in this release. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
(212) 905-1000